UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2024

GLUCOTRACK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41141	98-0668934
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

301 Rte 17 North, Ste. 800, Rutherford, NJ	07070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 842-7715

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GCTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 24, 2024, Glucotrack, Inc., (the “Company”) held a special meeting of its stockholders (the “Special Meeting”). As of August 19, 2024, the record date for the Special Meeting, there were 5,478,436 shares of the Company’s common stock, par value $0.001 per share (the “common stock”) issued and outstanding, entitled to 5,478,436 votes in the aggregate. Of the 5,478,436 votes that were eligible to be cast by the holders of common stock at the Special Meeting, 2,360,528 votes, or approximately 43.08% of the total, were represented at the meeting in person or by proxy, constituting a quorum. The proposals listed below are described in more detail in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on August 19, 2024 (the “Proxy Statement”) Capitalized terms not defined herein shall have the meanings ascribed to them in the Proxy Statement. A summary of the proposals presented to and considered by the stockholders of the Company and the voting results at the Special Meeting are set forth below:

The Issuance Proposal - To approve, for purposes of complying with Nasdaq Listing Rule 5635(b), the full issuance of shares of common stock issuable by the Company upon conversion of the Note issued on July 30, 2024 and exercise of the Warrants issued on July 30, 2024 (the “Issuance Proposal”). The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,332,910	27,004	614	—

The Adjournment Proposal - To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if it is determined by the Company that more time is necessary or appropriate to approve the Issuance Proposal at the Special Meeting (the “Adjournment Proposal”). The Adjournment Proposal was not presented at the Special Meeting since the Issuance Proposal received sufficient favorable votes to be adopted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2024

GLUCOTRACK, INC.

	By:	/s/ Paul Goode
	Name:	Paul Goode
	Title:	Chief Executive Officer